UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2015

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 16, 2015, LogMeIn, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of all of the outstanding securities of Marvasol, Inc., a Delaware corporation, d/b/a “LastPass” (“LastPass”), from the stockholders of LastPass on October 15, 2015. This amendment to the Initial 8-K is being filed by the Company for the purpose of including the financial information described in Item 9.01 below which was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of LastPass, as of December 31, 2014 and 2013 and for the years then ended are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim condensed financial statements of LastPass, as of June 30, 2015 and for the six month periods ended June 30, 2015 and 2014 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined consolidated financial statements of the Company, reflecting the acquisition of LastPass, are filed as Exhibit 99.3 and are incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014;

ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2015; and

iii.	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015.

(c) Exhibits.

See exhibit index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: December 23, 2015	By:	/s/ William R. Wagner
William R. Wagner
President & Chief Executive Officer

EXHIBIT INDEX

Listed and indexed below are all Exhibits filed as part of this report.

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann P.C., Tofias New England Division, Independent Auditors.

99.1	Audited financial statements of LastPass, as of December 31, 2014 and 2013 and for the years then ended.

99.2	Unaudited interim condensed financial statements of LastPass, as of June 30, 2015 and for the six month periods ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed combined financial statements of the Company, reflecting the acquisition of LastPass.

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